Exhibit 32.01

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the three months ended September 30, 2014 of Chegg, Inc. (the “Registrant”) filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, each certify, in accordance with Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, that to the best of his knowledge:

(1)	The Report, to which this certification is attached as Exhibit 32.01, fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 7, 2014

/S/ DAN ROSENSWEIG	/S/ ANDREW BROWN
Dan Rosensweig	Andrew Brown
President, Chief Executive Officer and Chairman	Chief Financial Officer